Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2018							2019							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	42%	22%	—	—
Europe	1,406	1,408	2,814	1,365	4,179	1,479	5,658	1,480	1,491	2,971	1,445	4,416	1,850	6,266	25%	11%	(3)%	(6)%
Rest of the World	873	923	1,796	932	2,728	1,005	3,733	874	988	1,862	976	2,838	1,175	4,013	17%	8%	(2)%	(5)%
Other	136	143	279	159	438	146	584	117	127	244	114	358	166	524	14%	(10)%	N/A	N/A
Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	33%	16%	(1)%	(2)%

% of Revenues	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)
United States	53.5%	56.6%	55.1%	56.8%	55.7%	56.0%	55.8%	58.2%	58.4%	58.3%	57.8%	58.2%	59.8%	58.7%
Europe	27.1%	24.7%	25.8%	24.0%	25.2%	24.8%	25.1%	25.0%	23.8%	24.4%	24.1%	24.3%	23.3%	24.0%
Rest of the World	16.8%	16.2%	16.5%	16.4%	16.5%	16.8%	16.5%	14.8%	15.8%	15.3%	16.2%	15.6%	14.8%	15.3%
Other	2.6%	2.5%	2.6%	2.8%	2.6%	2.4%	2.6%	2.0%	2.0%	2.0%	1.9%	1.9%	2.1%	2.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$4,972	$5,461	$10,433	$5,433	$15,866	$5,715	$21,581	$5,713	$6,031	$11,744	$5,768	$17,512	$7,662	$25,174	34%	17%
Alliance and other revenues	221	243	464	258	722	258	980	207	242	449	239	688	283	971	10%	(1)%
Total Revenues	5,193	5,704	10,897	5,691	16,588	5,973	22,561	5,920	6,273	12,193	6,007	18,200	7,945	26,145	33%	16%

Cost of products sold(a)	1,564	1,605	3,169	1,628	4,797	1,670	6,467	1,824	1,972	3,796	1,790	5,586	2,492	8,078	49%	25%
Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006	1,076	2,082	1,055	3,137	1,734	4,871	30%	7%
Research and development	1,247	2,432	3,679	1,277	4,956	1,376	6,332	1,348	1,325	2,673	1,378	4,051	2,097	6,148	52%	(3)%
Amortization of acquired intangible assets	24	24	48	24	72	25	97	24	24	48	25	73	1,062	1,135	**	**
Other (income)/expense, net	(401)	(5)	(406)	(509)	(915)	61	(854)	(261)	100	(161)	410	249	689	938	**	**
Total Expenses	3,414	5,187	8,601	3,524	12,125	4,468	16,593	3,941	4,497	8,438	4,658	13,096	8,074	21,170	81%	28%

Earnings/(Loss) Before Income Taxes	1,779	517	2,296	2,167	4,463	1,505	5,968	1,979	1,776	3,755	1,349	5,104	(129)	4,975	**	(17)%
Provision for Income Taxes	284	135	419	255	674	347	1,021	264	337	601	(17)	584	931	1,515	**	48%
Net Earnings/(Loss)	1,495	382	1,877	1,912	3,789	1,158	4,947	1,715	1,439	3,154	1,366	4,520	(1,060)	3,460	**	(30)%
Noncontrolling Interest	9	9	18	11	29	(2)	27	5	7	12	13	25	(4)	21	100%	(22)%
Net Earnings/(Loss) Attributable to BMS	$1,486	$373	$1,859	$1,901	$3,760	$1,160	$4,920	$1,710	$1,432	$3,142	$1,353	$4,495	$(1,056)	$3,439	**	(30)%

Diluted Earnings/(Loss) per Common Share*	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	**	(33)%
Weighted-Average Common Shares Outstanding - Diluted	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636	1,918	1,712	—	—
Dividends declared per common share	$0.40	$0.40	$0.80	$0.40	$1.20	$0.41	$1.61	$0.41	$0.41	$0.82	$0.41	$1.23	$0.45	$1.68	10%	4%

	2018							2019
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)
Gross Margin	69.9%	71.9%	70.9%	71.4%	71.1%	72.0%	71.3%	69.2%	68.6%	68.9%	70.2%	69.3%	68.6%	69.1%

Other Ratios
Effective tax rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%

Other (income)/expense, net	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$46	$45	$91	$44	$135	$48	$183	$45	$123	$168	$209	$377	$279	$656	**	**
Pension and postretirement	(11)	(19)	(30)	(10)	(40)	13	(27)	44	26	70	1,537	1,607	(8)	1,599	**	**
Royalties and licensing income	(367)	(353)	(720)	(338)	(1,058)	(295)	(1,353)	(308)	(303)	(611)	(356)	(967)	(393)	(1,360)	33%	1%
Divestiture (gains)/losses	(45)	(25)	(70)	(108)	(178)	—	(178)	—	8	8	(1,179)	(1,171)	3	(1,168)	N/A	**
Acquisition expenses	—	—	—	—	—	—	—	165	303	468	7	475	182	657	N/A	N/A
Contingent value right	—	—	—	—	—	—	—	—	—	—	—	—	523	523	N/A	N/A
Investment income	(36)	(38)	(74)	(44)	(118)	(55)	(173)	(56)	(119)	(175)	(173)	(348)	(116)	(464)	**	**
Integration expenses	—	—	—	—	—	—	—	22	106	128	96	224	191	415	N/A	N/A
Provision for restructuring	20	37	57	45	102	29	131	12	10	22	10	32	269	301	**	**
Equity investment (gains)/losses	(15)	356	341	(97)	244	268	512	(175)	(71)	(246)	261	15	(294)	(279)	**	**
Litigation and other settlements	—	(1)	(1)	11	10	66	76	1	—	1	(1)	—	77	77	17%	1%
Transition and other service fees	(4)	(1)	(5)	—	(5)	(7)	(12)	(2)	(2)	(4)	(7)	(11)	(26)	(37)	**	**
Intangible asset impairment	64	—	64	—	64	—	64	—	15	15	—	15	—	15	N/A	(77)%
Equity in net income of affiliates	(24)	(27)	(51)	(22)	(73)	(20)	(93)	—	—	—	—	—	4	4	**	**
Other	(29)	21	(8)	10	2	14	16	(9)	4	(5)	6	1	(2)	(1)	**	**
Other (income)/expense, net	$(401)	$(5)	$(406)	$(509)	$(915)	$61	$(854)	$(261)	$100	$(161)	$410	$249	$689	$938	**	**

*	Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.

**	In excess of +/- 100%.

(a)	Excludes amortization of acquired intangible assets.

(b)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2019
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2019(b)	2018	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2019 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$7,945	$5,973	$1,972	33%	$(58)	$8,003	(1)%	34%
Gross profit	5,453	4,303	1,150	27%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	6,138	4,321	1,817	42%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	77.3%	72.3%

Marketing, selling and administrative	1,734	1,336	398	30%	11	1,745	1%	31%
Marketing, selling and administrative excluding specified items(a)	1,699	1,335	364	27%	11	1,710	1%	28%

Marketing, selling and administrative excluding specified items as a % of revenues	21.4%	22.4%

Research and development	2,097	1,376	721	52%	3	2,100	1%	53%
Research and development excluding specified items(a)	1,955	1,354	601	44%	3	1,958	1%	45%

Research and development excluding specified items as a % of revenues	24.6%	22.7%

YEAR-TO-DATE	2019(b)	2018	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2019 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$26,145	$22,561	$3,584	16%	$(492)	$26,637	(2)%	18%
Gross profit	18,067	16,094	1,973	12%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	18,925	16,152	2,773	17%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	72.4%	71.6%

Marketing, selling and administrative	4,871	4,551	320	7%	90	4,961	2%	9%
Marketing, selling and administrative excluding specified items(a)	4,835	4,549	286	6%	90	4,925	2%	8%

Marketing, selling and administrative excluding specified items as a % of revenues	18.5%	20.2%

Research and development	6,148	6,332	(184)	(3)%	31	6,179	1%	(2)%
Research and development excluding specified items(a)	5,891	5,118	773	15%	31	5,922	1%	16%

Research and development excluding specified items as a % of revenues	22.5%	22.7%

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

(a)	Refer to the Specified Items schedule for further details.

(b)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,299	$1,299	$1,299	$1,299	N/A	N/A
Eliquis	1,506	1,650	3,156	1,577	4,733	1,705	6,438	1,925	2,042	3,967	1,928	5,895	2,034	7,929	329	1,491	19%	23%
Opdivo	1,511	1,627	3,138	1,793	4,931	1,804	6,735	1,801	1,823	3,624	1,817	5,441	1,763	7,204	(41)	469	(2)%	7%
Orencia	593	711	1,304	675	1,979	731	2,710	640	778	1,418	767	2,185	792	2,977	61	267	8%	10%
Pomalyst/Imnovid	—	—	—	—	—	—	—	—	—	—	—	—	322	322	322	322	N/A	N/A
Sprycel	438	535	973	491	1,464	536	2,000	459	544	1,003	558	1,561	549	2,110	13	110	2%	6%
Yervoy	249	315	564	382	946	384	1,330	384	367	751	353	1,104	385	1,489	1	159	—	12%
Abraxane	—	—	—	—	—	—	—	—	—	—	—	—	166	166	166	166	N/A	N/A
Empliciti	55	64	119	59	178	69	247	83	91	174	89	263	94	357	25	110	36%	45%
Inrebic	—	—	—	—	—	—	—	—	—	—	—	—	5	5	5	5	N/A	N/A

Established Brands
Baraclude	225	179	404	175	579	165	744	141	147	288	145	433	122	555	(43)	(189)	(26)%	(25)%
Vidaza	—	—	—	—	—	—	—	—	—	—	—	—	58	58	58	58	N/A	N/A
Other Brands(a)	616	623	1,239	539	1,778	579	2,357	487	481	968	350	1,318	356	1,674	(223)	(683)	(39)%	(29)%

Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$1,972	$3,584	33%	16%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Other Brands includes $37 million relating to Celgene products from November 20, 2019 through December 31, 2019.

(b)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(e)	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$2,251	$2,460	$4,711	$2,443	$7,154	$2,537	$9,691	$2,562	$2,718	$5,280	$2,758	$8,038	$2,785	$10,823	$248	$1,132	10%	12%
Eliquis	1,506	1,650	3,156	1,577	4,733	1,705	6,438	1,925	2,042	3,967	1,928	5,895	2,034	7,929	329	1,491	19%	23%
Opdivo	1,511	1,627	3,138	1,793	4,931	1,804	6,735	1,801	1,823	3,624	1,817	5,441	1,763	7,204	(41)	469	(2)%	7%
Orencia	593	711	1,304	675	1,979	731	2,710	640	778	1,418	767	2,185	792	2,977	61	267	8%	10%
Pomalyst/Imnovid(a)	456	508	964	512	1,476	564	2,040	554	617	1,171	662	1,833	692	2,525	128	485	23%	24%
Sprycel	438	535	973	491	1,464	536	2,000	459	544	1,003	558	1,561	549	2,110	13	110	2%	6%
Yervoy	249	315	564	382	946	384	1,330	384	367	751	353	1,104	385	1,489	1	159	—	12%
Abraxane(a)	264	244	508	287	795	268	1,063	285	314	599	317	916	336	1,252	68	189	25%	18%
Empliciti	55	64	119	59	178	69	247	83	91	174	89	263	94	357	25	110	36%	45%
Inrebic(b)	—	—	—	—	—	—	—	—	—	—	2	2	9	11	9	11	N/A	N/A

Established Brands
Baraclude	225	179	404	175	579	165	744	141	147	288	145	433	122	555	(43)	(189)	(26)%	(25)%
Vidaza(a)	160	163	323	138	461	135	596	148	162	310	146	456	149	605	14	9	10%	2%
Other Brands(c)	695	698	1,393	610	2,003	646	2,649	552	557	1,109	420	1,529	393	1,922	(253)	(727)	(39)%	(27)%

Total(d)	$8,403	$9,154	$17,557	$9,142	$26,699	$9,544	$36,243	$9,534	$10,160	$19,694	$9,962	$29,656	$10,103	$39,759	$559	$3,516	6%	10%

(a)
Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.

(b)	Product was acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.

(c)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(d)	All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(e)	Celgene product revenues for the period October 1, 2019 through November 19, 2019 is included below:

Revlimid	$1,486
Pomalyst/Imnovid	370
Abraxane	170
Inrebic	4
Vidaza	91
Other Brands	37
Total	$2,158

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$899	$899	N/A	N/A
Eliquis	885	979	1,864	917	2,781	979	3,760	1,206	1,269	2,475	1,124	3,599	1,156	4,755	18%	26%
Opdivo	938	1,024	1,962	1,141	3,103	1,136	4,239	1,124	1,112	2,236	1,088	3,324	1,020	4,344	(10)%	2%
Orencia	385	501	886	474	1,360	515	1,875	449	566	1,015	554	1,569	577	2,146	12%	14%
Pomalyst/Imnovid	—	—	—	—	—	—	—	—	—	—	—	—	226	226	N/A	N/A
Sprycel	214	310	524	267	791	300	1,091	240	307	547	325	872	319	1,191	6%	9%
Yervoy	162	228	390	278	668	273	941	275	253	528	222	750	254	1,004	(7)%	7%
Abraxane	—	—	—	—	—	—	—	—	—	—	—	—	122	122	N/A	N/A
Empliciti	37	41	78	41	119	45	164	58	63	121	62	183	63	246	40%	50%
Inrebic	—	—	—	—	—	—	—	—	—	—	—	—	5	5	N/A	N/A

Established Brands
Baraclude	10	9	19	6	25	7	32	7	7	14	2	16	4	20	(43)%	(38)%
Vidaza	—	—	—	—	—	—	—	—	—	—	—	—	1	1	N/A	N/A
Other Brands(a)	147	138	285	111	396	88	484	90	90	180	95	275	108	383	23%	(21)%

Total(b)	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	42%	22%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $27 million relating to Celgene products from November 20, 2019 through December 31, 2019.

(b)	Includes United States and Puerto Rico.

(c)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
U.S. PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$1,487	$1,586	$3,073	$1,666	$4,739	$1,730	$6,469	$1,686	$1,810	$3,496	$1,902	$5,398	$1,914	$7,312	11%	13%
Eliquis	885	979	1,864	917	2,781	979	3,760	1,206	1,269	2,475	1,124	3,599	1,156	4,755	18%	26%
Opdivo	938	1,024	1,962	1,141	3,103	1,136	4,239	1,124	1,112	2,236	1,088	3,324	1,020	4,344	(10)%	2%
Orencia	385	501	886	474	1,360	515	1,875	449	566	1,015	554	1,569	577	2,146	12%	14%
Pomalyst/Imnovid(a)	300	341	641	357	998	393	1,391	390	447	837	469	1,306	489	1,795	24%	29%
Sprycel	214	310	524	267	791	300	1,091	240	307	547	325	872	319	1,191	6%	9%
Yervoy	162	228	390	278	668	273	941	275	253	528	222	750	254	1,004	(7)%	7%
Abraxane(a)	159	153	312	174	486	177	663	196	207	403	206	609	237	846	34%	28%
Empliciti	37	41	78	41	119	45	164	58	63	121	62	183	63	246	40%	50%
Inrebic(a)	—	—	—	—	—	—	—	—	—	—	2	2	9	11	N/A	N/A

Established Brands
Baraclude	10	9	19	6	25	7	32	7	7	14	2	16	4	20	(43)%	(38)%
Vidaza(a)	2	3	5	2	7	2	9	3	3	6	2	8	2	10	—	11%
Other Brands(b)	204	190	394	164	558	138	696	135	145	280	147	427	136	563	(1)%	(19)%

Total(c)	$4,783	$5,365	$10,148	$5,487	$15,635	$5,695	$21,330	$5,769	$6,189	$11,958	$6,105	$18,063	$6,180	$24,243	9%	14%

(a)	Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.

(b)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(c)	Includes United States and Puerto Rico. All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(d)	Celgene product revenues for the period October 1, 2019 through November 19, 2019 is included below:

Revlimid	$1,015
Pomalyst/Imnovid	263
Abraxane	115
Inrebic	4
Vidaza	1
Other Brands	28
Total	$1,426

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019								% Change(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr		9 Months	4th Qtr(b)	Year(b)	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	$400	$400	N/A	N/A
Eliquis	621	671	1,292	660	1,952	726	2,678	719	773	1,492	804		2,296	878	3,174	21%	19%
Opdivo	573	603	1,176	652	1,828	668	2,496	677	711	1,388	729		2,117	743	2,860	11%	15%
Orencia	208	210	418	201	619	216	835	191	212	403	213		616	215	831	—	—
Pomalyst/Imnovid	—	—	—	—	—	—	—	—	—	—	—		—	96	96	N/A	N/A
Sprycel	224	225	449	224	673	236	909	219	237	456	233		689	230	919	(3)%	1%
Yervoy	87	87	174	104	278	111	389	109	114	223	131		354	131	485	18%	25%
Abraxane	—	—	—	—	—	—	—	—	—	—	—		—	44	44	N/A	N/A
Empliciti	18	23	41	18	59	24	83	25	28	53	27		80	31	111	29%	34%

Established Brands
Baraclude	215	170	385	169	554	158	712	134	140	274	143		417	118	535	(25)%	(25)%
Vidaza	—	—	—	—	—	—	—	—	—	—	—		—	57	57	N/A	N/A
Other Brands(a)	469	485	954	428	1,382	491	1,873	397	391	788	255	1,043	1,043	248	1,291	(49)%	(31)%

Total	$2,415	$2,474	$4,889	$2,456	$7,345	$2,630	$9,975	$2,471	$2,606	$5,077	$2,535		$7,612	$3,191	$10,803	21%	8%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $10 million relating to Celgene products from November 20, 2019 through December 31, 2019.

(b)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

(c)	The foreign exchange impact on international revenues was unfavorable 2% for the fourth quarter and unfavorable 5% year-to-date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Eliquis	21%	(2)%	23%	19%	(5)%	24%
Opdivo	11%	(4)%	15%	15%	(7)%	22%
Orencia	—	(2)%	2%	—	(5)%	5%
Sprycel	(3)%	—	(3)%	1%	(3)%	4%
Yervoy	18%	(3)%	21%	25%	(6)%	31%
Empliciti	29%	—	29%	34%	(2)%	36%

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$764	$874	$1,638	$777	$2,415	$807	$3,222	$876	$908	$1,784	$856	$2,640	$871	$3,511	8%	9%
Eliquis	621	671	1,292	660	1,952	726	2,678	719	773	1,492	804	2,296	878	3,174	21%	19%
Opdivo	573	603	1,176	652	1,828	668	2,496	677	711	1,388	729	2,117	743	2,860	11%	15%
Orencia	208	210	418	201	619	216	835	191	212	403	213	616	215	831	—	—
Pomalyst/Imnovid(a)	156	167	323	155	478	171	649	164	170	334	193	527	203	730	19%	12%
Sprycel	224	225	449	224	673	236	909	219	237	456	233	689	230	919	(3)%	1%
Yervoy	87	87	174	104	278	111	389	109	114	223	131	354	131	485	18%	25%
Abraxane(a)	105	91	196	113	309	91	400	89	107	196	111	307	99	406	9%	2%
Empliciti	18	23	41	18	59	24	83	25	28	53	27	80	31	111	29%	34%

Established Brands
Baraclude	215	170	385	169	554	158	712	134	140	274	143	417	118	535	(25)%	(25)%
Vidaza(a)	158	160	318	136	454	133	587	145	159	304	144	448	147	595	11%	1%
Other Brands(b)	491	508	999	446	1,445	508	1,953	417	412	829	273	1,102	257	1,359	(49)%	(30)%

Total(c)	$3,620	$3,789	$7,409	$3,655	$11,064	$3,849	$14,913	$3,765	$3,971	$7,736	$3,857	$11,593	$3,923	$15,516	2%	4%

(a)
Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.

(b)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(c)	All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(d)	Celgene product revenues for the period October 1, 2019 through November 19, 2019 is included below:

Revlimid	$471
Pomalyst/Imnovid	107
Abraxane	55
Inrebic	—
Vidaza	90
Other Brands	9
Total	$732

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)
Impairment charges	$10	$—	$10	$—	$10	$7	$17	$—	$109	$109	$9	$118	$8	$126
Inventory purchase price accounting adjustments	—	—	—	—	—	—	—	—	—	—	—	—	660	660
Employee compensation charges	—	—	—	—	—	—	—	—	—	—	—	—	1	1
Site exit and other costs	3	14	17	13	30	11	41	12	30	42	13	55	16	71
Cost of products sold	13	14	27	13	40	18	58	12	139	151	22	173	685	858

Employee compensation charges	—	—	—	—	—	—	—	—	—	—	—	—	27	27
Site exit and other costs	1	—	1	—	1	1	2	1	—	1	—	1	8	9
Marketing, selling and administrative	1	—	1	—	1	1	2	1	—	1	—	1	35	36

License and asset acquisition charges	60	1,075	1,135	—	1,135	—	1,135	—	25	25	—	25	—	25
IPRD impairments	—	—	—	—	—	—	—	32	—	32	—	32	—	32
Employee compensation charges	—	—	—	—	—	—	—	—	—	—	—	—	33	33
Site exit and other costs	20	19	39	18	57	22	79	19	19	38	20	58	109	167
Research and development	80	1,094	1,174	18	1,192	22	1,214	51	44	95	20	115	142	257

Amortization of acquired intangible assets	—	—	—	—	—	—	—	—	—	—	—	—	1,062	1,062

Interest expense	—	—	—	—	—	—	—	—	83	83	166	249	73	322
Pension and postretirement	31	37	68	27	95	26	121	49	44	93	1,545	1,638	(3)	1,635
Royalties and licensing income	(50)	(25)	(75)	—	(75)	—	(75)	—	—	—	(9)	(9)	(15)	(24)
Divestiture (gains)/losses	(43)	(25)	(68)	(108)	(176)	(1)	(177)	—	8	8	(1,179)	(1,171)	3	(1,168)
Acquisition expenses	—	—	—	—	—	—	—	165	303	468	7	475	182	657
Contingent value right	—	—	—	—	—	—	—	—	—	—	—	—	523	523
Investment income	—	—	—	—	—	—	—	—	(54)	(54)	(99)	(153)	(44)	(197)
Integration expenses	—	—	—	—	—	—	—	22	106	128	96	224	191	415
Provision for restructuring	20	37	57	45	102	29	131	12	10	22	10	32	269	301
Equity investment (gains)/losses	(15)	356	341	(97)	244	268	512	(175)	(71)	(246)	261	15	(294)	(279)
Litigation and other settlements	—	—	—	—	—	70	70	—	—	—	—	—	75	75
Intangible asset impairment	64	—	64	—	64	—	64	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	2	2
Other (income)/expense, net	7	380	387	(133)	254	392	646	73	429	502	798	1,300	962	2,262

Increase/(decrease) to pretax income	101	1,488	1,589	(102)	1,487	433	1,920	137	612	749	840	1,589	2,886	4,475

Income taxes on items above	(8)	(218)	(226)	1	(225)	(43)	(268)	(43)	(105)	(148)	(275)	(423)	(264)	(687)
Income taxes attributed to Otezla® divestiture	—	—	—	—	—	—	—	—	—	—	—	—	808	808
Income taxes attributed to U.S. tax reform	(32)	3	(29)	(20)	(49)	(7)	(56)	—	—	—	—	—	—	—
Income taxes	(40)	(215)	(255)	(19)	(274)	(50)	(324)	(43)	(105)	(148)	(275)	(423)	544	121

Increase/(decrease) to net earnings	$61	$1,273	$1,334	$(121)	$1,213	$383	$1,596	$94	$507	$601	$565	$1,166	$3,430	$4,596

(a)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)
Gross Profit	$3,629	$4,099	$7,728	$4,063	$11,791	$4,303	$16,094	$4,096	$4,301	$8,397	$4,217	$12,614	$5,453	$18,067
Specified items(a)	13	14	27	13	40	18	58	12	139	151	22	173	685	858
Gross profit excluding specified items	3,642	4,113	7,755	4,076	11,831	4,321	16,152	4,108	4,440	8,548	4,239	12,787	6,138	18,925

Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006	1,076	2,082	1,055	3,137	1,734	4,871
Specified items(a)	(1)	—	(1)	—	(1)	(1)	(2)	(1)	—	(1)	—	(1)	(35)	(36)
Marketing, selling and administrative excluding specified items	979	1,131	2,110	1,104	3,214	1,335	4,549	1,005	1,076	2,081	1,055	3,136	1,699	4,835

Research and development	1,247	2,432	3,679	1,277	4,956	1,376	6,332	1,348	1,325	2,673	1,378	4,051	2,097	6,148
Specified items(a)	(80)	(1,094)	(1,174)	(18)	(1,192)	(22)	(1,214)	(51)	(44)	(95)	(20)	(115)	(142)	(257)
Research and development excluding specified items	1,167	1,338	2,505	1,259	3,764	1,354	5,118	1,297	1,281	2,578	1,358	3,936	1,955	5,891

Amortization of acquired intangible assets	24	24	48	24	72	25	97	24	24	48	25	73	1,062	1,135
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—	(1,062)	(1,062)
Amortization of acquired intangible assets excluding specified items	24	24	48	24	72	25	97	24	24	48	25	73	—	73

Other (income)/expense, net	(401)	(5)	(406)	(509)	(915)	61	(854)	(261)	100	(161)	410	249	689	938
Specified items(a)	(7)	(380)	(387)	133	(254)	(392)	(646)	(73)	(429)	(502)	(798)	(1,300)	(962)	(2,262)
Other (income)/expense, net excluding specified items	(408)	(385)	(793)	(376)	(1,169)	(331)	(1,500)	(334)	(329)	(663)	(388)	(1,051)	(273)	(1,324)

(a)	Refer to the Specified Items schedule for further details.

(b)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)
Earnings/(loss) before income taxes	$1,779	$517	$2,296	$2,167	$4,463	$1,505	$5,968	$1,979	$1,776	$3,755	$1,349	$5,104	$(129)	$4,975
Specified items(a)	101	1,488	1,589	(102)	1,487	433	1,920	137	612	749	840	1,589	2,886	4,475
Earnings before income taxes excluding specified items	1,880	2,005	3,885	2,065	5,950	1,938	7,888	2,116	2,388	4,504	2,189	6,693	2,757	9,450

Provision for income taxes	284	135	419	255	674	347	1,021	264	337	601	(17)	584	931	1,515
Income taxes on specified items(a)	8	218	226	(1)	225	43	268	43	105	148	275	423	264	687
Income taxes attributed to Otezla® divestiture(a)	—	—	—	—	—	—	—	—	—	—	—	—	(808)	(808)
Income taxes attributed to U.S. tax reform(a)	32	(3)	29	20	49	7	56	—	—	—	—	—	—	—
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	324	350	674	274	948	397	1,345	307	442	749	258	1,007	387	1,394

Noncontrolling Interest	9	9	18	11	29	(2)	27	5	7	12	13	25	(4)	21
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	9	9	18	11	29	(2)	27	5	7	12	13	25	(4)	21

Net Earnings/(Loss) Attributable to BMS used for Diluted EPS Calculation - GAAP	1,486	373	1,859	1,901	3,760	1,160	4,920	1,710	1,432	3,142	1,353	4,495	(1,056)	3,439
Specified items(a)	61	1,273	1,334	(121)	1,213	383	1,596	94	507	601	565	1,166	3,430	4,596
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,547	1,646	3,193	1,780	4,973	1,543	6,516	1,804	1,939	3,743	1,918	5,661	2,374	8,035

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636	1,918	1,712
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636	1,941	1,712

Diluted Earnings/(Loss) Per Share - GAAP*	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01
Diluted Earnings/(Loss) Per Share Attributable to specified items(a)	0.03	0.78	0.82	(0.07)	0.74	0.23	0.97	0.06	0.31	0.37	0.34	0.71	1.77	2.68
Diluted Earnings Per Share - Non-GAAP*	$0.94	$1.01	$1.95	$1.09	$3.04	$0.94	$3.98	$1.10	$1.18	$2.29	$1.17	$3.46	$1.22	$4.69

Effective Tax Rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%
Specified items(a)	1.2%	(8.6)%	(0.9)%	1.5%	0.8%	(2.6)%	—	1.2%	(0.5)%	0.6%	13.1%	3.6%	735.7%	(15.7)%
Effective Tax Rate excluding specified items	17.2%	17.5%	17.3%	13.3%	15.9%	20.5%	17.1%	14.5%	18.5%	16.6%	11.8%	15.0%	14.0%	14.8%

*	Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

(b)	Includes Celgene results from operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019(a)
Cash and cash equivalents	$5,342	$4,999	$5,408	$6,911	$7,335	$28,404	$30,489	$12,346
Marketable debt securities - current	1,296	940	1,281	1,848	1,429	953	2,053	3,047
Marketable debt securities - non-current	2,252	2,117	2,017	1,775	1,233	994	925	767
Cash, cash equivalents and marketable debt securities	8,890	8,056	8,706	10,534	9,997	30,351	33,467	16,160

Short-term debt obligations	(1,925)	(1,716)	(1,620)	(1,703)	(381)	(545)	(569)	(3,346)
Long-term debt	(5,775)	(5,671)	(5,687)	(5,646)	(5,635)	(24,433)	(24,390)	(43,387)
Net (debt)/cash position	$1,190	$669	$1,399	$3,185	$3,981	$5,373	$8,508	$(30,573)

(a)	Includes Celgene balances as of December 31, 2019.

Prior period amounts were conformed to current period presentation.

BRISTOL-MYERS SQUIBB COMPANY
2020 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2020
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$0.75 to $0.95

Projected Specified Items:
Purchase price accounting adjustments(a)	5.21	0.48	4.73
Acquisition, restructuring and integration expenses(b)	0.46	0.09	0.37
Research and development license and asset acquisition charges	0.15	0.02	0.13
Employee compensation charges(c)	0.05	0.01	0.04
Divestiture gains and licensing income	(0.03)	(0.01)	(0.02)
Total	5.84	0.59	5.25

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$6.00 to $6.20

(a)	Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.

(b)	Includes acquisition-related financing, transaction, restructuring and integration expenses recognized in Cost of products sold, Research and development and Other (income)/expense, net.

(c)	Includes items recognized in Cost of products sold, Marketing, selling and administrative and Research and development.

The following table summarizes the company's 2020 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	$40.5 billion - $42.5 billion	$40.5 billion - $42.5 billion

Gross margin as a percent of revenue	Approximately 74%	Approximately 80%

Marketing, selling and administrative expense	$6.8 billion - $7.0 billion	$6.8 billion - $7.0 billion

Research and development expense	$10.1 billion - $10.3 billion	$9.6 billion - $9.8 billion

Other (income)/expense, net	$0.6 billion - $0.7 billion	($0.1 billion) - ($0.2 billion)

Effective tax rate	Approximately 43%	Approximately 17%

Weighted average diluted shares	Approximately 2.3 billion	Approximately 2.3 billion

The GAAP financial results for the full year of 2020 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards and certain retention-related compensation charges related to the Celgene transaction, pension charges, among other items. The financial guidance for 2020 excludes the impact of any potential future strategic acquisitions and divestitures and other specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter Financial Results on February 6, 2020, including “2020 Financial Guidance” and “Use of non-GAAP Financial Information” therein.